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                                                                 Exhibit 10.7(a)

STATE OF FLORIDA
COUNTY OF MIAMI-DADE

Prepared by:
And when recorded mail to:

Otten, Johnson, Robinson,
   Neff & Ragonetti, P.C.
950 Seventeenth Street
Suite 1600
Denver, Colorado 80202

Attention:  David T. Brennan, Esq.


                    MORTGAGE AND LOAN MODIFICATION AGREEMENT

          This MORTGAGE AND LOAN MODIFICATION AGREEMENT (this "Agreement"), dated as of March 24, 2004, to be effective as of December 1, 2003 (the "Effective Date"), is made by and between SONESTA BEACH RESORT LIMITED PARTNERSHIP, a Delaware limited partnership ("Borrower"), and SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").


                                    RECITALS

          A. On or about June 2, 2000, Lender made a loan in the principal amount of $31,000,000.00 (the "Loan") to Borrower.

          B. The Loan is evidenced by a Consolidated and Renewed Promissory Note dated May 30, 2000, in the original principal amount of the Loan executed by Borrower to the order of Lender (the "Note"), and is secured by, among other things, a Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 (the "First Mortgage"), executed by Borrower for the benefit of Lender, encumbering certain real property and improvements thereon commonly known as the Sonesta Beach Resort, Key Biscayne, County of Miami-Dade, Florida, and more particularly described in the First Mortgage and in EXHIBIT A attached hereto (the "Property"). The First Mortgage was recorded with the Clerk of Miami-Dade County, Florida, on June 2, 2000, in Official Records Book 19137, Page 1265.

          C. In connection with the Loan, Borrower executed a Replacement Reserve and Security Agreement dated as of May 30, 2000 (the "Replacement Reserve and Security Agreement") for the benefit of Lender.

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          D.    The Note, the First Mortgage, the Replacement Reserve and
Security Agreement and each other document executed by Borrower and evidencing or securing the Loan (excluding, however, the Non-Recourse Guaranty Agreement and the Second Mortgage (as such terms are hereinafter defined)), are referred to herein, collectively, as the "Loan Documents."

          E. On or about June 2, 2000, Lender also made an additional advance of $19,865,733.66 (the "Cambridge Additional Advance") on an existing loan (the "Original Cambridge Loan") to certain affiliates of Borrower, Sonesta of Massachusetts, Inc., a Massachusetts corporation, and Roger P. Sonnabend, Peter
J. Sonnabend, and Boy A.J. van Riel, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 359 (collectively, the "Cambridge Borrower"), and, in connection with the Cambridge Additional Advance, (i) Lender and Cambridge Borrower consolidated, amended and restated the Original Cambridge Loan and the Cambridge Additional Advance pursuant to that certain Amended and Restated Promissory Note dated May 30, 2000, in the original principal amount of $41,000,000.00, executed by Cambridge Borrower to the order of Lender (the "Cambridge Note"), and (ii) Lender and Cambridge Borrower entered into certain other modifications to the Original Cambridge Loan pursuant to that certain Mortgage and Loan Modification Agreement dated as of May 30, 2000 executed by Lender and Cambridge Borrower (the "First Cambridge Modification Agreement") to, among other things, cross-default and cross-collateralize the Original Cambridge Loan and the Loan.

          F. In connection with the Cambridge Additional Advance, and in order to effectuate the cross collateralization of the Original Cambridge Loan and the Loan, Lender required Borrower to execute that certain Non-Recourse Guaranty Agreement dated as of May 30, 2000 (the "Non-Recourse Guaranty Agreement"), whereby Borrower guaranteed payment and performance of Cambridge Borrower's obligations under the Original Cambridge Loan, and to secure Borrower's obligations under such Non-Recourse Guaranty Agreement with a second Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 granted by Borrower for the benefit of Lender and encumbering the Property (the "Second Mortgage"). The Second Mortgage was recorded with the Clerk of Miami-Dade County, Florida, on June 2, 2000, in Official Records Book 19137, Page 1312.

          G. The loan evidenced by the Cambridge Note, as modified by the First Cambridge Modification Agreement and as modified pursuant to the Mortgage and Loan Modification Agreement of even date herewith between Cambridge Borrower and Lender, is referred to herein as the "Cambridge Loan."

          H. As of the Effective Date, (i) the outstanding principal balance existing under the Loan is $29,750,020.66 and there is no accrued and unpaid interest due thereon, and (ii) the outstanding principal balance existing under the Cambridge Loan is $39,346,801.84 and there is no accrued and unpaid interest due thereon.

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          I.    Borrower and Lender wish to provide modified repayment terms for the Loan, and wish to modify certain terms of the Note, the First Mortgage, the Second Mortgage and the other Loan Documents to reflect certain other agreements as hereinafter provided.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

          1. NO DEFENSES, SETOFFS OR COUNTERCLAIMS. The Lender has performed all of its obligations to date under the Loan Documents, and the amounts owed by the Borrower to the Lender under the Loan are free from any defenses, setoffs or counterclaims in favor of the Borrower against the Lender. To the extent that any such defenses, setoffs, or counterclaims now exist, Borrower hereby waives and releases the same in exchange for the Lender's agreement to modify the Loan and the Loan Documents as set forth herein.

          2.    MODIFICATION OF NOTE.

                (a)  Section 1 of the Note is hereby modified to provide that:

                     (i) The balance of principal outstanding from time to time under the Note shall continue to bear interest at eight and sixty one-hundredths percent (8.60%, hereinafter the "Note Rate"), based on a 360-day year for the actual number of days elapsed.

                     (ii) Commencing on January 1, 2004, and on the first day of each month thereafter through and including December 1, 2006 (the "Reduced Payment Period"), provided that no Event of Default has occurred under the Note or any of the other Loan Documents, payments of interest only on the principal balance of the Note, at the rate of five percent (5.00%) per annum based on a 360-day year for the actual number of days elapsed (the "Reduced Payment Rate"), shall be payable, in arrears. Unpaid accrued interest on the Note shall be added to the principal balance of the Note on December 1, 2004, December 1, 2005 and December 1, 2006. Maker may pay any accrued but unpaid interest on the Note which has been added to the principal balance of the Note, without prepayment premium, at any time and from time to time, on or before December 31, 2007, as provided in Section
     4.23 of the First Mortgage.

                     (iii) Commencing on January 1, 2007, and on the first day of each month thereafter through and including December 1, 2007 (the "Interest Only Payment Period"), provided that no Event of Default has occurred under the Note or any of the other Loan Documents, payments of interest only on the principal balance of the Note, at the Note Rate, based on a 360-day year for the actual number of days elapsed, shall be payable, in arrears.

                     (iv) Commencing on January 1, 2008, and on the first day of each month thereafter through and including June 1, 2010 (the "Principal and Interest

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     Payment Period"), combined payments of principal and interest shall be payable, in arrears, in the amount of $251,712.92.

                     (v) The entire outstanding principal balance of the Note, together with all accrued and unpaid interest and all other sums due thereunder, shall be due and payable in full on July 1, 2010 (the "Original Maturity Date").

                (b) Section 5 of the Note is hereby modified to provide that if Maker delivers a Defeasance Notice to Holder during the Reduced Payment Period or the Interest Only Payment Period:

                     (i) Unpaid accrued interest on the Note shall be added to the principal balance of the Note on the Defeasance Date; and

                     (ii) Maker shall then satisfy the Defeasance Requirements, including the remittance of the Defeasance Deposit, such that the Defeasance Collateral will be sufficient to pay as and when due the principal of and interest on the Note on each regularly scheduled payment date thereunder and on the Original Maturity Date, at the Note Rate and on the payment schedule set forth in the Note, and not as modified by Section 2(a) of this Agreement.

                (c) The third sentence of Section 18 of the Note is hereby deleted in its entirety and replaced with the following:

          The agreement contained in this paragraph to limit the personal liability of Maker shall become null and void and be of no further force and effect in the event (i) that the Property or any part thereof or any interest therein, or any interest in Maker, shall be further encumbered by a voluntary lien securing any obligation upon which Maker or any general partner, principal or affiliate of Maker shall be personally liable for repayment, whether as obligor or guarantor which has not been approved in advance by Holder; (ii) of any breach or violation of Section 4.23 or 4.24 of the Mortgage; (iii) of any breach or violation of Section 5.4, 5.5 or 5.7 of the Mortgage;
          (iv) of any fraud or material misrepresentation by Maker in connection with the Property, the Loan Documents or the application made by Maker for the Loan; or (v) of any execution, amendment, modification or termination without the prior written consent of Holder, if such consent is required under the terms of Section 5.3 of the Mortgage, of any Lease.

          3.    MODIFICATION OF FIRST MORTGAGE.

                (a)  Sections 1.2, 1.3, 1.6, 1.12, 1.13, 1.15, 1.20, 1.21, 1.25
and 1.26 of the First Mortgage are hereby deleted in their entireties, and the following substituted therefor:

          "1.2 CAMBRIDGE LOAN DOCUMENTS: The Cambridge Note, all of the mortgages, deeds of trust, and other instruments and

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          documents executed by the Cambridge Borrower and/or Guarantor securing the Cambridge Note, including any guaranty agreements, environmental indemnity agreements, replacement reserve agreements, collateral assignment of liquor licenses, lease certificates, and all other documents executed or delivered by the Cambridge Borrower and/or Guarantor in connection with the transaction pursuant to which the Cambridge Note has been executed and delivered, together with the Cambridge Modification Agreement and the other documents executed by the Cambridge Borrower and/or Guarantor in connection with the Cambridge Modification Agreement. The term 'Cambridge Loan Documents' also includes all modifications, extensions, renewals, and replacements of each document referred to above.

          1.3 CAMBRIDGE NOTE: The Amended and Restated Promissory Note dated as of May 30, 2000 executed by the Cambridge Borrower and payable to the order to Mortgagee in the principal face amount of $41,000,000.00, as modified by the Cambridge Modification Agreement, the last payment under which is due on July 1, 2010, or, if extended by Mortgagee by its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such consolidated and renewed promissory note.

          1.6 ENVIRONMENTAL INDEMNITY AGREEMENT: The Environmental Indemnity Agreement dated as of May 30, 2000 made by Mortgagor and Guarantor for the benefit of Mortgagee, as modified by (a) the Modification Agreement, and (d) the Reaffirmation Agreement.

          1.12 INTANGIBLE PERSONALTY: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property, together with all accounts, deposit accounts (including, without limitation, the Pledged Accounts), letter of credit rights, monies in the possession of Mortgagee (including without limitation proceeds from insurance, retainages, deposits for taxes and insurance and monies on deposit in the Additional Collateral Account), Permits, contract rights (including, without limitation, rights to receive insurance proceeds), amounts paid as rents of the Property or the fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in the Property, and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Mortgagor's ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way

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          limited to any right which Mortgagor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

          1.13 LEASE CERTIFICATE: The Certificate Concerning Leases dated as of March 24, 2004, and effective as of the Effective Date, made by Mortgagor to Mortgagee concerning the Leases.

          1.15 LIMITED GUARANTY AGREEMENT: The Limited Guaranty Agreement dated as of May 30, 2000 made by Guarantor for the benefit of Mortgagee, as modified by the Reaffirmation Agreement.

          1.20 NON-RECOURSE GUARANTY AGREEMENT: The Non-Recourse Guaranty Agreement dated as of May 30, 2000 made by Mortgagor for the benefit of Mortgagee, and secured by the Second Mortgage, as modified by the Reaffirmation and Modification of Non-Recourse Guaranty Agreement dated as of March 24, 2004, executed by Mortgagor for the benefit of Mortgagee, pursuant to which Mortgagor has guaranteed payment and performance of the Cambridge Note and the other Cambridge Loan Documents.

          1.21 NOTE: Mortgagor's Consolidated and Renewed Promissory Note dated as of May 30, 2000, payable to the order of Mortgagee in the principal face amount of $31,000,000.00, as modified by the Modification Agreement, the last payment under which is due on July 1, 2010 or, if extended pursuant to its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such Promissory Note. All terms and provisions of the Note are incorporated by this reference in this Mortgage.

          1.25 REPLACEMENT RESERVE AND SECURITY AGREEMENT: The Replacement Reserve and Security Agreement dated as of May 30, 2000, executed by Mortgagor for the benefit of Mortgagee, as modified by the Modification Agreement.

          1.26 SECOND MORTGAGE: The Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 executed by Mortgagor for the benefit of Mortgagee and securing Mortgagor's obligations under the Non-Recourse Guaranty Agreement, as modified by the Modification Agreement."

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                (b)  The following  definitions  are hereby added to the end of
Article 1 of the First Mortgage:

          "1.28 ADDITIONAL COLLATERAL ACCOUNT: An account maintained by Mortgagee or a Servicer designated by Mortgagee, into which Excess Cash Flow shall be deposited in accordance with Section 4.23, and which shall be additional Collateral for the Loan.

          1.29 ANNUAL CAPITAL EXPENSE AMOUNT: An amount equal to five percent (5.00%) of Gross Revenue (as defined in Section 4.23(e)) for the Reduced Payment Period and the Interest Only Payment Period (as defined in Section 4.23(a)).

          1.30 CAMBRIDGE MODIFICATION AGREEMENT: The Mortgage and Loan Modification Agreement dated as of March 24, 2004, executed by Cambridge Borrower and Mortgagee.

          1.31 CAPITAL EXPENSE LIMIT: The Annual Capital Expense Amount plus such Annual Capital Expense Amounts accrued in prior years and not applied to Capital Expenses of the Property.

          1.32  EFFECTIVE DATE: December 1, 2003.

          1.33 MODIFICATION AGREEMENT: The Mortgage and Loan Modification Agreement dated as of March 24, 2004, and effective as of the Effective Date, executed by Mortgagor and Mortgagee.

          1.34 PLEDGED ACCOUNTS: The Additional Collateral Account and the Pledged Operating Account.

          1.35 PLEDGED OPERATING ACCOUNT: That certain deposit account (ABA # 067001518, Account # 8026272255) maintained by Mortgagor with First Colonial Bank.

          1.36 REAFFIRMATION AGREEMENT: The Reaffirmation and Modification of Limited Guaranty Agreement and Environmental Indemnity Agreement dated as of March 24, 2004, and effective as of the Effective Date, executed by Guarantor for the benefit of Mortgagee."

                (c) Section 4.12 of the First Mortgage is hereby modified to provide that, in addition to the financial reports described therein, Mortgagor must also provide to Mortgagee, by the twentieth (20th) day of each month during the Reduced Payment Period and the Interest Only Payment Period (as such terms are defined in Section 4.23(a)), a report of the Gross Revenue, Operating Expenses, Net Cash Flow and Excess Cash Flow of the Property for the previous calendar month (the "Net Cash Flow Report"). The Net Cash Flow Report shall be in such detail as Mortgagee may require, shall be prepared in accordance with the Uniform System of Accounts for the Lodging Industry, Ninth Revised Edition, First Printing 1996 as

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adopted by the American Hotel and Motel Association, as amended or supplemented from time to time, and shall be certified as true and correct by Mortgagor (or, if required by Mortgagee during the continuance of any Event of Default, certified by an independent certified public accountant acceptable to Mortgagee).

                (d) A new Section 4.23 is hereby added to the First Mortgage, as follows:

          "4.23 APPLICATION OF NET CASH FLOW TO CAPITAL EXPENSES; DEFERRED INTEREST REDUCTION PAYMENTS; ADDITIONAL COLLATERAL ACCOUNT.

          (a) For the period from January 1, 2004 through December 31, 2006 (the "Reduced Payment Period"), and for the period from January 1, 2007 to December 31, 2007 (the "Interest Only Payment Period"), all Net Cash Flow from the Property shall, at Mortgagor's election, either be (i) retained in the Pledged Operating Account or transferred by Mortgagor to the Central Account as provided in subsection 4.23(b),
          (ii) used to pay Capital Expenses of the Property, subject to Mortgagee's prior written approval to the extent that such Capital Expenses exceed the Capital Expense Limit, (iii) paid to Mortgagee or Servicer for deposit in the Additional Collateral Account, as set forth in subsection 4.23(b) hereof, or (iv) paid to Mortgagee (any such payment a "Deferred Interest Reduction Payment") and applied (A) first, to accrued but unpaid interest on the Loan, and (B) second, to accrued but unpaid interest which has been previously added to the principal balance of the Loan during the Reduced Payment Period ("Capitalized Interest"), without prepayment premium. Except for payments of Capitalized Interest pursuant to subsection 4.23(a)(iv)(B) hereof, Mortgagor shall not be permitted to prepay the principal balance of the Loan except as set forth in Section 5 of the Note. Deferred Interest Reduction Payments during the Reduced Payment Period and the Interest Only Payment Period, if any, may be made no more than once per month, and shall be remitted together with the regularly scheduled monthly payment of interest under the Note. Net Cash Flow shall not be used by Mortgagor for any purpose, other than as provided in this subsection 4.23(a).

          (b) So long as no Event of Default has occurred, Mortgagor may make daily transfers of Net Cash Flow from the Property to a corporate bank account maintained by Guarantor (the "Central Account"), provided that Guarantor shall properly account for all funds so transferred as Mortgagor's funds. So long as no Event of Default has occurred, Net Cash Flow (as defined in subsection 4.23(d) hereof) from the Cambridge Property may be used to fund Operating Expenses (as defined in subsection 4.23(f) hereof) of the Property, and Net Cash Flow from the Property may be used to fund

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          Operating Expenses of the Cambridge Property. So long as no Event of
          Default has occurred, Mortgagor and Cambridge Borrower may calculate Gross Revenues, Operating Expenses, Net Cash Flow and Excess Cash Flow, for purposes of this Section 4.23, on a consolidated basis for both the Property and the Cambridge Property. Each month during the Reduced Payment Period and the Interest Only Payment Period, on or before the twentieth (20th) day of the month, Mortgagor shall remit to Mortgagee all Net Cash Flow for the prior month from the Property, or from the Property and the Cambridge Property on a consolidated basis, as applicable, which was not applied in accordance with subsections 4.23(a)(ii) or (iv) hereof (the "Excess Cash Flow"), if any. All Excess Cash Flow so received by Mortgagee shall be retained in an account (the "Additional Collateral Account") maintained by Mortgagee or an entity designated by Mortgagee to service the Loan ("Servicer"), and held as additional Collateral for the Loan. So long as no Event of Default has occurred, in months in which Gross Revenue from the Property (or from the Property and the Cambridge Property on a consolidated basis, as applicable) is insufficient to fund Operating Expenses of the Property (or of the Property and the Cambridge Property on a consolidated basis, as applicable), Mortgagor may obtain a disbursement of funds from the Additional Collateral Account in the lesser of (i) the amount necessary to pay the unpaid Operating Expenses for the subject month, or (ii) the balance in the Additional Collateral Account, less any minimum required balance required by the depository bank to be maintained therein, upon submission of a written request to Mortgagee or Servicer. So long as no Event of Default has occurred, Mortgagor may obtain a disbursement of funds from the Additional Collateral Account to make a Deferred Interest Reduction Payment to Mortgagee as provided in subsection 4.23(a)(iv), in the lesser of (i) the amount requested by Mortgagor to make the Deferred Interest Reduction Payment, or (ii) the balance in the Additional Collateral Account, less any minimum required balance required by the depository bank to be maintained therein, upon submission of a written notice to Mortgagee or Servicer.

          (c) The annual operating statements for the Property described in Subsection 4.12 hereof shall indicate the amount of Net Cash Flow for each twelve month period from January 1 through December 31 included in the Reduced Payment Period and the Interest Only Payment Period, and shall certify (i) the application of Net Cash Flow for the relevant period to Capital Expenses, subject to Mortgagee's prior written approval to the extent that

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          such Capital Expenses exceed the Capital Expense Limit; (ii) the payment of Net Cash Flow for the relevant period to Mortgagee for deposit in the Additional Collateral Account; and/or (iii) that Deferred Interest Reduction Payment(s) to Mortgagee have been made in the amount of all remaining Net Cash Flow for the relevant period.

          (d) For purposes of this Section 4.23, "Net Cash Flow" shall mean the difference between Gross Revenue and Operating Expenses for the applicable period.

          (e) For purposes of this Section 4.23, "Gross Revenue" shall mean all revenue received by or on behalf of Mortgagor from or with respect to the Property for the relevant period for which the calculation of Gross Revenue is being made, including, but not limited to rents, room charges, parking fees, payments from tenants and other occupants of any portion of the Property or from the operation of the Property, and payments received from insurance on account of business or rental interruption and condemnation proceeds from any temporary use or occupancy. Gross Revenue shall not include: (i) proceeds from the sale or other disposition of any part or all of the Property, or from any financing or refinancing of the Property; (ii) proceeds from any condemnation of any part or all of the Property (except for temporary use or occupancy); (iii) proceeds on account of a casualty to the Property (other than payments from insurance on account of business or rental interruption); (iv) other insurance proceeds (other than in compensation of lost rent or its equivalent); (v) similar items or transactions, the proceeds of which under generally accepted accounting principles are deemed attributable to capital and are not in the nature of rent; and (vi) contributions or loans to Borrower by any member or affiliate of Borrower.

          (f) For purposes of this Section 4.23, "Operating Expenses" shall mean all ordinary and necessary operating expenses actually incurred by Mortgagor in connection with the operation of the Property and the continued existence in good standing of Mortgagor for the relevant period for which the calculation of Operating Expenses is being made, including but not limited to (i) payments made to Mortgagee for taxes and insurance, if any, under the Mortgage, (ii) debt service as required by the Note (excluding Deferred Interest Reduction Payments), and (iii) actual Capital Expenses of the Property, not in excess of the Capital Expense Limit, paid in accordance herewith, but excluding
          (a) any non-cash expenditure, such as depreciation, and (b) any payment to a member or affiliate of Mortgagor, including, without limitation, payments to a member or affiliate of Mortgagor for management of

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          the Property, not pre-approved by Mortgagee, but including management fees paid in accordance with a Management Agreement entered into by Mortgagor (if any) and approved by Mortgagee. For purposes of this subsection 4.23(f), the fees, and the methods of calculation thereof, indicated on the "Corporate Fees and Charges Schedule" delivered by Mortgagor to Mortgagee on February 20, 2004 have been pre-approved by Mortgagee.

          (g) For purposes of this Section 4.23, "Capital Expenses" shall mean all cash expenditures for the Property that would be considered capital in nature under generally accepted accounting principles."

                (e) A new Section 4.24 is hereby added to the First Mortgage, as follows:

          "4.24 COVENANTS CONCERNING ACCOUNTS.

          (a) During the term of the Loan, Mortgagor shall maintain the Pledged Operating Account as the exclusive account into which Gross Revenue from the Property shall be deposited.

          (b) Unless and until Mortgagor has received written notice from Mortgagee that an Event of Default has occurred and specifying the Event of Default (any such notice being referred to herein, individually, as a "Default Notice"), (i) Mortgagor shall deposit all Gross Revenue received by or for the benefit of Mortgagor and attributable to the Property into the Pledged Operating Account, and
          (ii) funds on deposit in the Pledged Operating Account may be withdrawn by Mortgagor from time to time to pay Operating Expenses as and when due, to pay for Capital Expenses in amounts not to exceed the accrued Capital Expense Limit, and for transfer to the Central Account, subject to the restrictions contained in this Mortgage.

          (c) After Mortgagor's receipt of a Default Notice, and during the continuance of any Event of Default, (i) Mortgagor shall deposit all revenues received by or for the benefit of Mortgagor and attributable to the Property into the Pledged Operating Account on the business day received by Mortgagor, and (ii) Mortgagor shall have no right to withdraw any funds in the Pledged Operating Account as contemplated in
          Section 4.24(b) above for any purpose, including without limitation for transfer to the Central Account.

          (d) After Mortgagee has given any Default Notice, and during the continuance of any Event of Default, Mortgagee shall apply, or

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          cause to be applied, as and when due, funds on deposit in the Pledged
          Operating Account and/or the Additional Collateral Account in the following order and priority:

                     (i) first, to Mortgagor to pay actual Operating Expenses and/or, subject to Mortgagee's prior written consent, not to be unreasonably withheld, Capital Expenses, as set forth in a request for disbursement to be delivered no more than twice monthly by Mortgagor to Mortgagee;

                     (ii) second, to Mortgagor, or Mortgagor's account, in payment of monthly amounts pursuant to the tax and insurance escrows, if any, for the Property required under this Mortgage;

                     (iii) third, to Mortgagee, or Mortgagee's account, in payment of any late charges, default interest and other sums previously due under the Note or other Loan Documents (other than regularly scheduled monthly payments due under the Note) and to repayment of any advances, costs, expenses or other payments owing by Mortgagor to Mortgagee under this Mortgage or the other Loan Documents; and

                     (iv) fourth, to Mortgagee, or Mortgagee's account, in payment of the regularly scheduled monthly payment then due under the Note.

          (e) Mortgagor shall deposit, and Mortgagor shall cause its agents and/or property manager or managers to deposit, all revenues received by or for the benefit of Mortgagor and attributable to the Property into the Pledged Operating Account by wire transfer or by direct or traditional deposit, and, if any such revenues are received by Mortgagor in the form of checks, drafts or other instruments then Mortgagor shall also immediately endorse (if applicable) and deposit same into the Pledged Operating Account."

                (f) A new Section 4.25 is hereby added to the First Mortgage, as follows:

          "4.25 APPRAISAL. On one occasion while any portion of the Secured Obligations remains unpaid, upon written request by Mortgagee, Mortgagor shall obtain and deliver to Mortgagee, at Mortgagor's expense, an MAI appraisal of the Property (a) made by an appraiser certified in the state where the Property is located and approved by Mortgagee, and (b) satisfactory to Mortgagee in all other respects."

                (g) A new Section 4.26 is hereby added to the First Mortgage, as follows:

          "4.26 CONSENT TO RELIEF FROM AUTOMATIC STAY. In the event of the filing of a petition in bankruptcy by or against Mortgagor under the United States Bankruptcy Code, Mortgagor consents and agrees to the entry of immediate relief from the automatic stay of section 362(a) of the Bankruptcy Code, and shall not contest any motion by Mortgagee for termination of, or other relief from, such automatic stay."

                (h) A new Section 5.11 is hereby added to the First Mortgage, as follows:

          "5.11 DISTRIBUTIONS TO OWNERS PRIOR TO PRINCIPAL AND INTEREST
          PAYMENT PERIOD. Without the prior written consent of Mortgagee, Mortgagor will not distribute any portion of the Gross Revenue from the Property to any other holder of a direct or indirect ownership interest in Borrower, prior to the commencement of the Principal and Interest Payment Period (as defined in the Note); provided, however, that payments to a member or affiliate of Mortgagor which have been pre-approved by Mortgagee, as described in subsection 4.23(f) hereof, shall be allowed."

                (i) EXHIBIT B, Permitted Exception No. 1, of the First Mortgage is hereby deleted in its entirety, and the following substituted therefor: "Real property taxes for 2003 and subsequent years not yet due and payable."

          4.    MODIFICATION OF SECOND MORTGAGE.

                (a)  Sections 1.2, 1.3, 1.6, 1.10, 1.14, 1.15, 1.17, 1.22, 1.23
and 1.27 of the Second Mortgage are hereby deleted in their entireties, and the following substituted therefor:

          "1.2 CAMBRIDGE LOAN DOCUMENTS: The Cambridge Note, all of the mortgages, deeds of trust, and other instruments and documents executed by the Cambridge Borrower and/or Guarantor securing the Cambridge Note, including any guaranty agreements, environmental indemnity agreements, replacement reserve agreements, collateral assignment of liquor licenses, lease certificates, and all other documents executed or delivered by the Cambridge Borrower and/or Guarantor in connection with the transaction pursuant to which the Cambridge Note has been executed and delivered, together with the Cambridge Modification Agreement and the other documents executed by the Cambridge Borrower and/or Guarantor in connection with the Cambridge Modification Agreement. The term 'Cambridge Loan Documents' also includes all modifications, extensions, renewals, and replacements of each document referred to above.

          1.3 CAMBRIDGE NOTE: The Amended and Restated Promissory Note dated as of May 30, 2000 executed by the Cambridge Borrower and payable to the order to Mortgagee in the principal face amount of $41,000,000.00, as modified by the Cambridge Modification Agreement, the last payment under which is due on July 1, 2010, or, if extended by Mortgagee by its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such consolidated and renewed promissory note.

          1.6 ENVIRONMENTAL INDEMNITY AGREEMENT: The Environmental Indemnity Agreement dated as of May 30, 2000 made by Mortgagor and Guarantor for the benefit of Mortgagee, as modified by (a) the Modification Agreement, and (d) the Reaffirmation Agreement.

          1.10 FIRST MORTGAGE: The Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents dated as of May 30, 2000 executed by Mortgagor for the benefit of Mortgagee and securing Mortgagor's obligations under the Note, as modified by the Modification Agreement.

          1.14 INTANGIBLE PERSONALTY: The right to use all trademarks and trade names and symbols or logos used in connection therewith, or any modifications or variations thereof, in connection with the operation of the improvements existing or to be constructed on the Property, together with all accounts, deposit accounts (including, without limitation, the Pledged Accounts), letter of credit rights, monies in the possession of Mortgagee (including without limitation proceeds from insurance, retainages, deposits for taxes and insurance and monies on deposit in the Additional Collateral Account), Permits, contract rights (including, without limitation, rights to receive insurance proceeds), amounts paid as rents of the Property or the fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities in the Property, and general intangibles (whether now owned or hereafter acquired, and including proceeds thereof) relating to or arising from Mortgagor's ownership, use, operation, leasing, or sale of all or any part of the Property, specifically including but in no way limited to any right which Mortgagor may have or acquire to transfer any development rights from the Property to other real property, and any development rights which may be so transferred.

          1.15 LEASE CERTIFICATE: The Certificate Concerning Leases dated as of March 24, 2004, and effective as of the Effective Date, made by Mortgagor to Mortgagee concerning the Leases.

          1.17 LIMITED GUARANTY AGREEMENT: The Limited Guaranty Agreement dated as of May 30, 2000 made by Guarantor for the benefit of Mortgagee, as modified by the Reaffirmation Agreement.

          1.22 NON-RECOURSE GUARANTY AGREEMENT: The Non-Recourse Guaranty Agreement dated as of May 30, 2000 made by Mortgagor for the benefit of Mortgagee, as modified by the Reaffirmation and Modification of Non-Recourse Guaranty Agreement dated as of March 24, 2004, executed by Mortgagor for the benefit of Mortgagee, pursuant to which Mortgagor has guaranteed payment and performance of the Cambridge Note and the other Cambridge Loan Documents.

          1.23 NOTE: Mortgagor's Consolidated and Renewed Promissory Note dated as of May 30, 2000, payable to the order of Mortgagee in the principal face amount of $31,000,000.00, as modified by the Modification Agreement, the last payment under which is due on July 1, 2010 or, if extended pursuant to its terms, July 1, 2015, unless such due date is accelerated, together with all renewals, extensions and modifications of such Promissory Note.

          1.27 REPLACEMENT RESERVE AND SECURITY AGREEMENT: The Replacement Reserve and Security Agreement dated as of May 30, 2000, executed by Mortgagor for the benefit of Mortgagee, as modified by the Modification Agreement."

                (b)  The following definitions are hereby added to the end of
Article 1 of the Second Mortgage:

          "1.29 ADDITIONAL COLLATERAL ACCOUNT: An account maintained by Mortgagee or a Servicer designated by Mortgagee, into which Excess Cash Flow shall be deposited in accordance with Section 4.23 of the First Mortgage.

          1.30 CAMBRIDGE MODIFICATION AGREEMENT: The Mortgage and Loan Modification Agreement dated as of March 24, 2004, executed by Cambridge Borrower and Mortgagee.

          1.31  EFFECTIVE DATE: December 1, 2003.

          1.32 MODIFICATION AGREEMENT: The Mortgage and Loan Modification Agreement dated as of March 24, 2004, and effective as of the Effective Date, executed by Mortgagor and Mortgagee.

          1.33 PLEDGED ACCOUNTS: The Additional Collateral Account and the Pledged Operating Account.

          1.34 PLEDGED OPERATING ACCOUNT: That certain deposit account (ABA # 067001518, Account # 8026272255) maintained by Mortgagor with First Colonial Bank.

          1.35 REAFFIRMATION AGREEMENT: The Reaffirmation and Modification of Limited Guaranty Agreement and Environmental Indemnity Agreement dated as of March 24, 2004, and effective as of the Effective Date, executed by Guarantor for the benefit of Mortgagee."

                (c) EXHIBIT B, Permitted Exception No. 1, of the Second Mortgage is hereby deleted in its entirety, and the following substituted therefor: "Real property taxes for 2003 and subsequent years not yet due and payable."

          5. MODIFICATION OF REPLACEMENT RESERVE AND SECURITY AGREEMENT. The Replacement Reserve and Security Agreement is modified as follows:

                (a) All references to the term "Note" contained in the Replacement Reserve and Security Agreement shall be deemed to refer to the Note as defined herein and as modified by this Agreement; all references to the term "Loan" contained in the Replacement Reserve and Security Agreement shall be deemed to refer to the loan evidenced by the Note.

                (b) All references to the term "Mortgage" contained in the Replacement Reserve and Security Agreement shall be deemed to refer to the First Mortgage, as defined herein and as modified by this Agreement.

                (c) All references contained in the Replacement Reserve and Security Agreement to the term "Loan Documents" shall be deemed to refer to such term as defined herein and as modified by this Agreement.

                (d) From the Effective Date until the earlier of (i) the expiration of the Interest Only Payment Period (as defined in Section 4.23(a) of the First Mortgage), or (ii) the occurrence of a Reinstatement as set forth in
Section 6 of this Agreement, Borrower's obligations to make monthly deposits to the Replacement Reserve Account pursuant to Section 4 of the Replacement Reserve and Security Agreement, to submit Capital Budgets pursuant to Section 6 of the Replacement Reserve and Security Agreement, and to submit reports pursuant to
Section 8 of the Replacement Reserve and Security Agreement shall be suspended, it being the intent of the parties that such obligations shall be superseded by the provisions of the new Sections 4.23, 4.24 and 5.11 of the First Mortgage during such period.

                (e) Any amounts on deposit in the Replacement Reserve Account on the Effective Date may be withdrawn by Borrower and applied to Capital Expenses during the Reduced Payment Period and/or the Interest Only Payment Period with the prior written approval of Lender, which consent shall not be unreasonably withheld or delayed.

                (f) Upon the earlier of (i) the expiration of the Interest Only Payment Period, or (ii) the occurrence of a Reinstatement as set forth in
Section 6 of this Agreement, Borrower's obligations to make monthly deposits to the Replacement Reserve Account pursuant to Section 4 of the Replacement Reserve and Security Agreement, to submit Capital Budgets pursuant to Section 6 of the Replacement Reserve and Security Agreement, and to submit reports pursuant to
Section 8 of the Replacement Reserve and Security Agreement shall be fully reinstated.

          6. REINSTATEMENT. On the first day of any month during the Reduced Payment Period or the Interest Only Payment Period, provided that no Event of Default has occurred under the Note or any of the other Loan Documents, the Borrower may effect a "Reinstatement" of the Loan by satisfying the following conditions:

                (a) Borrower shall deliver written notice to Lender, not less than thirty (30) days prior to the Reinstatement, of Borrower's intent to effect a Reinstatement; and

                (b) On the date of the Reinstatement, Borrower shall pay all accrued and unpaid interest on the Note, except any accrued and unpaid interest which has been added to the principal balance of the Note.

Upon the occurrence of a Reinstatement pursuant to this Section 6:

                (a) Section 1 of the Note shall be amended to provide that (i) commencing on the date of the Reinstatement, and on the first day of each month thereafter through and including June 1, 2010, combined payments of principal and interest shall be payable, in arrears, in the amount of $251,712.92; and
(ii) the entire outstanding principal balance of the Note, together with all accrued and unpaid interest and all other sums due thereunder, shall be due and payable in full on the Original Maturity Date.

                (b) Borrower's obligations to submit monthly Net Cash Flow Reports pursuant to Section 4.12 of the First Mortgage shall be terminated.

                (c) Sections 4.23, 4.24 and 5.11 of the First Mortgage shall be terminated and of no further effect.

                (d) Borrower's obligations to make monthly deposits to the Replacement Reserve Account pursuant to Section 4 of the Replacement Reserve and Security Agreement, to submit Capital Budgets pursuant to Section 6 of the Replacement Reserve and Security Agreement, and to submit reports pursuant to
Section 8 of the Replacement Reserve and Security Agreement shall be fully reinstated.

          7. MODIFICATION OF ENVIRONMENTAL INDEMNITY AGREEMENT. The Environmental Indemnity Agreement dated as of May 30, 2000, executed by Borrower and Guarantor (the "Environmental Indemnity Agreement"), is modified as follows:

                (a) All references to the term "Note" contained in the Environmental Indemnity Agreement shall be deemed to refer to the Note as defined herein and as modified by this Agreement; all references to the term "Loan" contained in the Environmental Indemnity Agreement shall be deemed to refer to the loan evidenced by the Note.

                (b) All references to the term "Mortgage" contained in the Environmental Indemnity Agreement shall be deemed to refer to the First Mortgage, as defined herein and as modified by this Agreement.

                (c) All references contained in the Environmental Indemnity Agreement to the term "Loan Documents" shall be deemed to refer to such term as defined herein and as modified by this Agreement.

                (d) In consideration of Lender's willingness to enter into this Agreement, Borrower hereby reaffirms all of its agreements and obligations under the Environmental Indemnity Agreement, as modified hereby.

          8.    MODIFICATION OF OTHER LOAN DOCUMENTS.

                (a) All references to the term "Note" contained in the Loan Documents shall be deemed to refer to the Note as defined herein and as modified by this Agreement; all references to the term "Loan" contained in the Loan Documents shall be deemed to refer to the loan evidenced by the Note.

                (b) All references to the term "Mortgage" contained in the Loan Documents shall be deemed to refer to the First Mortgage as defined herein and as modified by this Agreement.

                (c) All references to the term "Second Mortgage" contained in the Loan Documents shall be deemed to refer to the Second Mortgage as defined herein and as modified by this Agreement.

                (d) All references contained in any of the Loan Documents to the term "Loan Documents" shall be deemed to refer to such term as defined herein and as modified by this Agreement.

          9.    REAFFIRMATION OF LOAN DOCUMENTS.

                (a) Borrower hereby re-makes each and every representation and warranty of Borrower to Lender contained in Article III of the First Mortgage,
Article III of the Second Mortgage, and Section 1 of the Environmental Indemnity Agreement, each as modified hereby.

                (b) As modified hereby, the terms and provisions of the First Mortgage, Second Mortgage and the other Loan Documents are hereby ratified and confirmed, and shall be and remain in full force and effect, enforceable in accordance with their terms.

          10.   GRANT OF LIEN AND SECURITY INTEREST.

                (a) Borrower hereby acknowledges and confirms that the First Mortgage, as modified hereby, constitutes a first priority security conveyance of and first lien on the Property, subject only to the Permitted Exceptions set forth therein. Borrower hereby acknowledges and confirms that the Second Mortgage, as modified hereby, constitutes a second priority security conveyance of and second lien on the Property, subject only to the First Mortgage and to the Permitted Exceptions set forth in the Second Mortgage.

                (b) In consideration of Lender's willingness to enter into this Agreement and (i) with respect to the First Mortgage, as security for Borrower's obligations under the Note and the other Loan Documents (as such terms are defined in the First Mortgage, as modified hereby), and (ii) with respect to the Second Mortgage, as security for Borrower's obligations under the Non-Recourse Guaranty Agreement (as defined in the Second Mortgage, as modified hereby), Borrower hereby (A) grants, bargains, sells, conveys, mortgages, and warrants unto Lender the entire right, title, interest and estate of Borrower in and to the Property, whether now owned or hereafter acquired; TO HAVE AND TO HOLD the same, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Lender and Lender's successors, substitutes and assigns forever, and (B) grants to Lender a security interest in the Property, Chattels and Intangible Personalty (as defined in the First Mortgage and Second Mortgage, each as modified hereby), each on the terms and conditions set forth in the First Mortgage and Second Mortgage, as modified hereby. Notwithstanding anything to the contrary contained in this Agreement, recovery under the Second Mortgage continues to be limited to $20,000,000.00.

          11. ENDORSEMENT TO LENDER'S TITLE INSURANCE POLICY. Upon closing of the loan restructure transaction described in this Agreement, Borrower shall deliver to Lender, at Borrower's sole expense, an endorsement to Lender's title insurance policy or a new title insurance policy, satisfactory in form and substance to Lender, issued by a title insurance company approved by Lender, in an amount not less than the amount of the Loan, insuring Lender (a) that the First Mortgage as modified by this Agreement is a valid first and prior lien on the Property, subject only to such exceptions to and conditions of title as Lender may approve, and containing such additional endorsements as Lender may require; and (b) that the Second Mortgage as modified by this Agreement is a valid second lien on the Property, subject only to the First Mortgage and such exceptions to and conditions of title as Lender may approve, and containing such additional endorsements as Lender may require.

          12. OPINION OF BORROWER'S COUNSEL. Upon closing of the loan restructure transaction described in this Agreement, Borrower shall deliver to Lender a legal opinion of independent counsel to Borrower, in form and substance satisfactory to Lender, opining that the Loan as restructured is not usurious under any applicable law, that the loan restructure transaction and the execution and delivery of all documents in connection therewith have been duly authorized by all necessary parties (other than Lender), and that all such documents are binding and enforceable in accordance with their terms, and addressing such other matters as Lender may reasonably require.

          13. PAYMENT OF COSTS AND EXPENSES. Borrower shall pay all costs and expenses incurred by Lender in connection with this Agreement and in connection with the restructure of the Loan, including, without limitation, all reasonable attorneys' fees, recording fees and title insurance fees (including the fees for issuance of the endorsement to Lender's title insurance policy or a new title insurance policy, as applicable) deemed necessary by Lender. Such costs and expenses shall be paid by Borrower upon closing of the loan restructure transaction described in this Agreement ("Closing"). Such costs and expenses shall be considered Operating Expenses of the Property, as defined in subsection 4.23(f) of the First Mortgage, for the period in which they are paid by Borrower. Failure to pay such costs and expenses upon Closing shall constitute a default by Borrower under Section 6.3 of the First Mortgage, and continuance of such failure for a period of thirty (30) days following written notice thereof from Lender to Borrower shall constitute an Event of Default under the First Mortgage.

          14.   MISCELLANEOUS.

                (a) All capitalized terms used herein without definition shall have the meanings given to them in the First Mortgage.

                (b) This Agreement may be executed in several counterparts, and executed counterparts bearing signatures of Borrower and Lender shall constitute a fully-executed original of this Agreement.

                (c) This Agreement shall be governed by the laws of the State of Florida, without giving effect to its principles of conflicts of laws.

                (d) The parties hereby agree to execute any and all additional documents that may reasonably be required in order to evidence, secure or carry out the agreements and undertakings set forth in this Agreement.

                (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

                (f) EACH PARTY TO THIS AGREEMENT KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THE FIRST MORTGAGE, SECOND MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR TO ANY LOAN DOCUMENT OR ORIGINAL LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THE TRANSACTIONS EVIDENCED BY THIS AGREEMENT.

                (g) Borrower shall not deposit funds attributable to the Property into the Pledged Operating Account unless and until a Notice of Assignment and Control Agreement concerning such account, in form and substance satisfactory to Lender, has been executed by Borrower, Lender and the depository bank at which the account is maintained, and a fully executed original of such Notice of Assignment and Control Agreement has been delivered to Lender.

          15. NOVATION. It is the intent of the parties to this Agreement that this Agreement shall not constitute a novation and shall in no way adversely affect the lien priority of the First Mortgage or the Second Mortgage. In the event that this Agreement, or any part hereof, shall be construed by a court of competent jurisdiction as operating to affect the lien priority of said First Mortgage or Second Mortgage, or either of them, over the claims which would otherwise be subordinate thereto, then to the extent so ruled by such court, and to the extent that third persons acquiring an interest in such property as is encumbered by the First Mortgage and the Second Mortgage between the time of execution of the First Mortgage and the Second Mortgage and the execution hereof are prejudiced thereby, then, at Lender's option, this Agreement, or such portion hereof as shall be so construed, shall be void and of no force and effect, and this Agreement shall constitute, as to that portion, a subordinate lien on the collateral described herein, incorporating by reference the terms of the First Mortgage and the Second Mortgage, and which First Mortgage and Second Mortgage then shall be enforced pursuant to the terms therein contained, independent of this Agreement; provided, however, that notwithstanding the foregoing, the parties hereto, as between themselves, shall be bound by all terms and conditions hereof until all indebtedness owing from the Borrower to the Lender shall have been paid in full.

          16. TAXES; INDEMNIFICATION. Borrower shall pay when due any documentary stamp taxes, intangible personal property taxes or other taxes which are assessed in connection with the execution, delivery or recordation of this Agreement (collectively, "Taxes"). Borrower shall indemnify, defend and hold harmless Lender from any and all such Taxes.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                      BORROWER:

Witnesses:                            SONESTA BEACH RESORT LIMITED
                                      PARTNERSHIP, a Delaware limited
                                      partnership

/S/                                   By: Florida Sonesta Corporation, a Florida
-----------------------------------       corporation, its General Partner
Print Name: Boy Van Riel
            -----------------------


/S/                                       By:/S/
-----------------------------------          ------------------------------
Print Name: Bonnie Atzl                      Peter J. Sonnabend, Vice President
            -----------------------


COMMONWEALTH OF MASSACHUSETTS )
                              )  ss.
COUNTY OF SUFFOLK             )

          The foregoing instrument was acknowledged before me this 22nd day of March, 2004, by Peter J. Sonnabend, as Vice President of Florida Sonesta Corporation, a Florida corporation, General Partner of Sonesta Beach Resort Limited Partnership, a Delaware limited partnership, who is known to me.


                          Serial Numbers, if any:
                                                 -------------------------

                          My commission expires: 4/2/2010


                                              /S/
                                              ----------------------------------
                                              Notary Public

                                              Karen K. Pettiford
                                              ----------------------------------
                                              Print Name


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                      LENDER:

Witnesses:                            SUNAMERICA LIFE INSURANCE
                                      COMPANY, an Arizona corporation

/S/                                   By: AIG Global Investment Corp., a
------------------------------------      New Jersey corporation, its investment
Print Name: Lisa C. Wright                advisor
            ------------------------


/S/                                       By:/S/
------------------------------------         -----------------------------------
Print Name: Tara Macneill                 Name: Keith Honig
            ------------------------            --------------------------------
                                          Title: Managing Director
                                                 -------------------------------


STATE OF CALIFORNIA                    )
                                       )  ss.
COUNTY OF LOS ANGELES                  )

          The foregoing instrument was acknowledged before me this 22nd day of March, 2004, by Keith Honig, as Managing Director of AIG Global Investment Corp., a New Jersey corporation, investment advisor of SunAmerica Life Insurance Company, an Arizona corporation, WHO IS KNOWN TO ME,

                          Serial Numbers, if any:
                                                 -------------------------

                          My commission expires: 1/10/07
                                                 -------------------------


                                              /S/
                                              ----------------------------------
                                              Notary Public

                                              Catherine Muslein
                                              ----------------------------------
                                              Print Name